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                                                                     EAB Systems

8 July 2008
Via Email and Courier

WealthCraft Systems Limited
Unit A, 9/F On Hing Building,
On Hing Terrace, Central, Hong Kong

Attention: Mr Kelly J. Tallas


Dear Kelly,

I refer to our letter of Friday 27 June 2008.

We have not heard from you and now demand that WealthCraft Systems Limited and you respond within 7 days to our demand that both WealthCraft Systems Limited and you meet your specific obligations under the contract.

If you have any queries in regard to our requirements, please do not hesitate to contact me so I can address any question you may have.

Otherwise, please take the appropriate action to address WealthCraft Systems Limited 's and your obligations under the contract.

If you have not taken appropriate action within 7 days, we shall consider our position without further reference to you.


Regards,


Douglas Wong
Managing Director
___________________________________
EAB Systems (Australia) Ltd


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EAB Systems (Australia) Limited
2401-2 & 9 AIA Tower, 183 Electric Road, North Point, Hong Kong
Telephone: (852) 2576 6000 | Fax: (852) 2576 6828